SUMMARY PROSPECTUS
PBDIX
March 1, 2018
T. Rowe Price U.S. Bond Enhanced Index Fund
An index fund seeking to match or incrementally exceed the performance of an index representing the U.S. investment-grade bond market.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling
1-800-638-5660, by sending an e-mail request to info@troweprice.com, or by contacting your financial intermediary. This Summary Prospectus incorporates by reference the fund’s prospectus, dated March 1, 2018, as amended or supplemented, and Statement of Additional Information, dated March 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks to provide a total return that matches or incrementally exceeds the performance of the U.S. investment-grade bond market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may also incur brokerage commissions and other charges when buying or selling shares of the fund, which are not reflected in the table.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
Redemption fee (as a percentage of amount redeemed on shares held for 90 days or less)	0.50%

Maximum account fee	$20 [a]
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%

Distribution and service (12b-1) fees	—

Other expenses	—

Total annual fund operating expenses	0.30

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$31	$97	$169	$381

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 56.6% of the average value of its portfolio.

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Investments, Risks, and Performance

Principal Investment Strategies The fund’s overall investment strategy is to match or incrementally exceed the performance of the U.S. investment-grade bond market. To achieve this goal, the fund seeks to provide total returns (after all of the fund’s expenses have been deducted) that match or incrementally exceed the total returns of its benchmark index, the Bloomberg Barclays U.S. Aggregate Bond Index. The fund’s assets will generally be invested in a range of bonds represented in the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index includes approximately 9,734 investment-grade, fixed income instruments with intermediate- to long-term maturities. For the last five years ended December 31, 2017, the weighted average maturity of the index ranged from 7.58 years to 8.27 years, although this range will vary with market conditions.

While the fund’s portfolio is structured to have similar overall characteristics to the fund’s benchmark index, the portfolio manager may adjust certain holdings in relation to their weighting in the index and use other investment strategies in an attempt to generate a modest amount of outperformance over the index. The portfolio manager evaluates specific traits and sectors within the fund’s benchmark index and, within each broad segment of the index (such as corporate bonds, U.S. government securities, and asset- and mortgage-backed securities), selects a set of U.S. dollar-denominated bonds that represents key benchmark traits. The most important of these traits are interest rate sensitivity, credit quality, and sector diversification, although other characteristics may be considered. Based on the portfolio manager’s views as to the relative value or attractiveness of a specific trait or sector, the fund places a slightly greater or lesser emphasis on certain index characteristics than their representation in the index. This could result in the fund being underweight or overweight in certain sectors versus the benchmark index, or having a duration that differs from that of the index.

Under normal conditions, the fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in bonds that are held in its benchmark index. The fund’s holdings will normally include U.S. government and agency obligations, mortgage- and asset-backed securities, corporate bonds, and U.S. dollar-denominated securities of foreign issuers.

While there is no guarantee, the correlation between the fund and its benchmark index is expected to be at least 0.95. A correlation of 1.00 indicates that the returns of the fund and the index will always move in the same direction (but not necessarily by the same amount). A correlation of 0.00 would mean price movements in the fund are unrelated to price movements in the index.

The fund may sell securities to better align its portfolio with the characteristics of its benchmark index or to satisfy redemption requests.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose

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money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Fixed income markets risks Economic and other market developments can adversely affect fixed income securities markets. At times, participants in these markets may develop concerns about the ability of certain issuers of debt instruments to make timely principal and interest payments, or they may develop concerns about the ability of financial institutions that make markets in certain debt instruments to facilitate an orderly market. Those concerns could cause increased volatility and reduced liquidity in particular securities or in the overall fixed income markets and the related derivatives markets. A lack of liquidity or other adverse credit market conditions may hamper the fund’s ability to sell the debt instruments in which it invests or to find and purchase suitable debt instruments.

Interest rate risks The prices of, and the income generated by, debt instruments held by the fund may be affected by changes in interest rates. A rise in interest rates typically causes the price of a fixed rate debt instrument to fall and its yield to rise. Conversely, a decline in interest rates typically causes the price of a fixed rate debt instrument to rise and the yield to fall. Generally, securities with longer maturities or durations, and funds with longer weighted average maturities or durations, carry greater interest rate risk. The fund may face a heightened level of interest rate risk due to historically low interest rates and the potential effect of any government fiscal policy initiatives; for example, the U.S. Federal Reserve Board has ended its quantitative easing program and may continue to raise interest rates. The fund‘s exposure to interest rate risk could be greater than its benchmark index to the extent the fund maintains a higher duration than the index.

Credit risks An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default (a failure to make scheduled interest or principal payments), rating downgrade, or inability to meet a financial obligation.

Prepayment and extension risks The fund is subject to prepayment risks because the principal on mortgage-backed securities, other asset-backed securities, or any debt instrument with an embedded call option may be prepaid at any time, which could reduce the security’s yield and market value. The rate of prepayments tends to increase as interest rates fall, which could cause the average maturity of the portfolio to shorten. Extension risk may result from a rise in interest rates, which tends to make mortgage-backed securities, asset-backed securities, and other callable debt instruments more volatile. The fund’s exposure to prepayment risk and extension risk could be greater than its benchmark index to the extent the fund overweights certain mortgage-backed, asset-backed, or callable debt securities relative to their allocations in the index.

Tracking error The fund’s attempt to achieve an incremental return above the index could result in a greater chance of tracking error when compared with a fund that

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strictly follows a passive indexing strategy. Index funds are generally subject to the risk that their returns will be slightly below the returns of the index they are designed to track (referred to as “tracking error”) because the funds incur fees and transaction expenses while the index has no fees or expenses. The fund may experience tracking error due to changes in the composition of the index or the timing of purchases and redemptions of fund shares, or because it does not attempt to fully replicate its benchmark index.

Liquidity risks The fund may not be able to sell a holding in a timely manner at a desired price. Reduced liquidity in the bond markets can result from a number of events, such as limited trading activity, reductions in bond inventory, and rapid or unexpected changes in interest rates. Less liquid markets could lead to greater price volatility and limit the fund’s ability to sell a holding at a suitable price.

Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance (before and after taxes) and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund.

The following table shows the average annual total returns for the fund, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

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In addition, the table shows hypothetical after-tax returns to demonstrate how taxes paid by a shareholder may influence returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as a 401(k) account or an IRA.

Average Annual Total Returns
	Periods ended
	December 31, 2017

				Inception
	1 Year	5 Years	10 Years	date
U.S. Bond Enhanced Index Fund				11/30/2000
Returns before taxes	3.82%	2.11%	4.06%
Returns after taxes on distributions	2.59	0.82	2.68
Returns after taxes on distributions
and sale of fund shares	2.16	1.03	2.61

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)
	3.54	2.10	4.01
Lipper Core Bond Funds Average
	3.56	1.95	3.83	FALSE

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Robert M. Larkins	Chairman of Investment Advisory Committee	2007	2003

Purchase and Sale of Fund Shares

The fund generally requires a $2,500 minimum initial investment ($1,000 minimum initial investment if opening an IRA, a custodial account for a minor, or a small business retirement plan account). Additional purchases generally require a $100 minimum. These investment minimums may be waived or modified for financial intermediaries and certain employer-sponsored retirement plans submitting orders on behalf of their customers.

For investors holding shares of the fund directly with T. Rowe Price, you may purchase, redeem, or exchange fund shares by mail; by telephone (1-800-225-5132 for IRAs and nonretirement accounts; 1-800-492-7670 for small business retirement plans; and 1-800-638-8790 for institutional investors and financial intermediaries); or, for certain accounts, by accessing your account online through troweprice.com.

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If you hold shares through a financial intermediary or retirement plan, you must purchase, redeem, and exchange shares of the fund through your intermediary or retirement plan. You should check with your intermediary or retirement plan to determine the investment minimums that apply to your account.

Tax Information

The fund declares dividends daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Redemptions or exchanges of fund shares and distributions by the fund, whether or not you reinvest these amounts in additional fund shares, may be taxed as ordinary income or capital gains unless you invest through a tax-deferred account (in which case you will be taxed upon withdrawal from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	F134-045 3/1/18